Investor Presentation November 2021 Exhibit 99.2

Disclaimer This presentation contains forward-looking statements. All statements other than statements of historical facts contained in this presentation, including statements regarding possible or assumed future results of operations, business strategies, development plans, regulatory activities, competitive position, potential growth opportunities, & the effects of competition are forward-looking statements. These statements involve known & unknown risks, uncertainties & other important factors that may cause actual results, performance or achievements of EverQuote, Inc. (“the Company”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “should,” “expect,” “plan,” “project,” “estimate,” “guidance,” or “potential” or the negative of these terms or other similar expressions. The forward-looking statements in this presentation are only predictions. The Company has based these forward-looking statements largely on its current expectations & projections about future events & financial trends that it believes may affect the Company’s business, financial condition & results of operations. These forward-looking statements speak only as of the date of this presentation & are subject to a number of risks, uncertainties & assumptions, some of which cannot be predicted or quantified & some of which are beyond the Company’s control. The events & circumstances reflected in the Company’s forward-looking statements may not be achieved or occur, & actual results could differ materially from those projected in the forward-looking statements, including as a result of: (1) the Company’s ability to attract and retain consumers and insurance providers using the Company’s marketplace; (2) the Company’s ability to maintain or increase the amount providers spend per quote request; (3) the impact on the Company and the insurance industry of the COVID-19 pandemic; (4) the effectiveness of the Company’s growth strategies and its ability to effectively manage growth; (5) the Company’s ability to maintain and build its brand; (6) the Company’s reliance on its third-party service providers; (7) the Company’s ability to develop new and enhanced products and services to attract and retain consumers and insurance providers, and the Company’s ability to successfully monetize them; (8) the impact of competition in the Company’s industry and innovation by the Company’s competitors; (9) the Company’s expected use of proceeds from its initial public offering (10) developments regarding the insurance industry and the transition to online marketing; (11) the Company’s ability to successfully operate PolicyFuel; (12) the Company’s ability to successfully remediate the material weaknesses identified in the Company’s internal controls over financial reporting; and (13)  as a result of the risks described in the “Risk Factors” section of the Company’s most recent Annual Report on Form 10-K, Quarterly Report on Form 10-Q & the other filings that the Company makes with the Securities & Exchange Commission from time to time. Moreover, new risk factors & uncertainties may emerge from time to time, & it is not possible for management to predict all risk factors & uncertainties that the Company may face. Except as required by applicable law, the Company does not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise. The Company’s presentation also contains estimates, projections, & other information concerning the Company’s industry, the Company’s business & the markets for certain of the Company’s products & services, including data regarding the estimated size of those markets. Information that is based on estimates, forecasts, projections, market research, or similar methodologies is inherently subject to uncertainties & actual events or circumstances may differ materially from events & circumstances reflected in this information. Unless otherwise expressly stated, the Company obtained this industry, business, market & other data from reports, research surveys, studies & similar data prepared by market research firms & other third parties, from industry, general publications, & from government data & similar sources. The Company presents Adjusted EBITDA as a non-GAAP measure, which is not a substitute for or superior to, other measures of financial performance prepared in accordance with U.S. GAAP. A reconciliation of Adjusted EBITDA to the most directly comparable GAAP measure is included in the Appendix to these slides.

Our vision Become the largest online source of insurance policies by using data and technology to make insurance simpler, more affordable and personalized, ultimately reducing cost and risk.

Key Investment Highlights Leading online insurance marketplace providing compelling benefits for consumers and insurance providers Revenue and Variable Marketing Margin growth of 29% and 36%, respectively 1 Re-occurring revenue with positive adjusted EBITDA profitability Insurance Marketplace $154bn in annual insurance distribution and advertising spend in the early phases of shifting online provides multi-year secular tailwind Massive Market Opportunity Proprietary platforms built on highly integrated machine learning & data assets support rapid growth, drive network effects and create competitive moat Proprietary Tech & Data 3rd Party Platform with 100+ carriers and 8,500+ local agents and 1st Party Platform with Direct-to-Consumer (DTC) Agency offerings Extensive Distribution Strong Financial Profile Based on the compound annual growth rate (CAGR) from 2015 - 2020

* First year of revenue Founded* 2011 IPO June 28, 2018 EverQuote Company Snapshot LTM Revenue Growth 28% LTM Adjusted EBITDA Growth 13% Employees 700+ LTM Variable Marketing Margin Growth 30% Headquarters Cambridge, MA Auto Home & Renters Life Health Commercial Insurance Verticals Last Twelve Months (”LTM”) financial information as of September 30, 2021, with growth relative to the twelve months ended September 30, 2020.

# Large & Expanding TAM

## U.S. Insurance Market: Distribution & Ad Spend



**$154bn**
Total Market
**$16.7bn**
Total Advertising Spend
**$6.5bn**
Total Digital Spend

**$412.5mm[1]**
EverQuote 2021 revenue guidance midpoint

## Projected Annual Growth to 2024

Total Market Growth: ~4%
*EVER Share: <1%*

Total Digital Spending Growth: ~ 16%
*EVER Share: <10%*

## Growth Drivers



*Continued shift of* consumer time spent online



*Continued shift of* acquisition spend online



*Continued shift to* digitization of insurance products & workflows

*Source: Stax Consulting, Inc., S&P Global Market Intelligence SNL Insurance Data, IIABA and Company estimates.*
*1. EverQuote is not reaffirming this guidance as of the date of this presentation & makes no statement with respect to this guidance other than such guidance was provided by EverQuote as of November 1, 2021.*

EVERQUOTE
Proprietary Information 6

# Compelling Model Benefits Both Consumers & Providers

**Consumers** | **Insurance Providers**


EVERQUOTE
The fast, free, and easy way to shop for insurance
Select a policy type to get quotes
Auto
Home
Renters
Life
Health
Commercial
Allstate
United Healthcare
Anthem
PROGRESSIVE
Nationwide
Liberty Mutual
USAA
FARMERS INSURANCE
AMERICAN FAMILY INSURANCE
Lemonade

### Consumers Save Time & Money

Match & connect for multiple quotes

Average Savings ~$600 per year[1]

### More Efficient Acquisition for Providers

Large volume of high intent consumers

Target based consumer attributes tied to ROI

**Addresses the alignment challenges inherent in the fragmented insurance market**

EVERQUOTE

1. *Estimated average annual premium savings based on a countrywide survey in 2020 of EverQuote users that reported old & new premiums.*

Proprietary Information 7

# Marketplace Arrival to Policy Sale Journey

**Customer Acquisition** → **Marketplace** → **Distribution**

## Traffic Channels

- Display
- SEM
- Email
- TV / Offline
- Other[1]
- Verified Partners

**Traffic Platforms**

- Performance Marketing[2] (Owned & Operated)
- Verified Partner Network (3rd Party)

## Arrives at the Marketplace



## Marketplace Workflows


Bidding
Alignment
Performance

## Matched with Providers / EverQuote Monetization

**3rd Party (All Verticals)**


Carriers


Local Agents

**Monetize "Per Referral"**

**1st Party – Direct to Consumer Agency**


EQ acts as "independent agent" for several carriers

**(Health & Life Verticals)**


EQ offers PSaaS[3] EQ "advisor team" exclusive to each carrier

**(Auto & Home Verticals)**

**Monetize "Per Policy Sold"**

[3] *"PSaaS" refers to Policy-Sales-as-a-Service offerings*

1. *Other includes organic search, direct-to-site, inbound calls, social & other traffic sources.*
2. *Performance Marketing relates to managing traffic directed to owned and operated websites.*

EVERQUOTE Proprietary Information 8

100+ carriers available via the marketplace1 19 of 20 top auto insurance carriers1 8,500+ 3rd party local agents Distribution Strength of our Marketplace Based on Company data & representative of the insurance provider partners on the platform as of December 31, 2020

# Growing Data & Tech Assets Strengthen Competitive Moat

## Traffic Sources

- Display
- SEM
- Email
- TV / Offline
- Other[1]
- Verified Partners

**Diverse Customer Acquisition**

## Proprietary Platforms

**Marketing Platforms**
Multi-Channel Automated Bidding
**Minimize Cost per Acquisition**

**Consumer Platforms**
Personalized User Experiences
**Maximize Conversion Rates**

**Distribution Platforms**
Consumer Alignment Algorithms
**Maximize Bind Rates**

**B2B Platforms**
Enterprise & Agency Campaign Management
**Maximize Value per Acquisition**

**ML Platforms** (Automated Selection, Prediction & Anomaly Detection)

**Data Platform** (Growing Data Assets, Rapid Data Onboarding, Rich Analytics Tools)

**Proprietary Platforms Built on Highly Integrated Machine Learning and Data Assets Support Growth of all Marketplace Verticals**

## Multi-Vertical Marketplace

**Property & Casualty (Auto, Home, Commercial)**

Root Insurance Co, Allstate, USAA, Liberty Mutual, elephant, Progressive

**Life & Health**

aetna, lumico insurance made clear, Mutual of Omaha, National General Accident & Health, Anthem, United Healthcare

**Broad Distribution with Carriers & 3rd Party Agents; 1st Party EQ Agents in Life & Health**

1. Other includes organic search, direct-to-site, inbound calls, social & other traffic sources.

EVERQUOTE Proprietary Information 10

Multiple Levers Driving Future Growth Attract More Consumers Leverage Secular Shift Online Increase Provider Coverage & Budget Deepen Consumer & Provider Engagement Expand Non-Auto Verticals

Financial Overview

Note: Adjusted EBITDA is a non-GAAP metric, refer to financial reconciliation for additional detail. Highlights on Third Quarter 2021 Revenue increased 20% YoY to $107.6 mm 20% Adjusted EBITDA of $2.7 mm VMM increased 10% YoY to $32.4 mm 10% Closed acquisition of Policy Fuel to expand DTC agency offerings Quote Requests increased 21% YoY 21% Let'

Revenue ($mm) 29% CAGR 2015-2020 Track Record of Strong Growth Track Record of Strong Growth 20% Q3’21 YoY Growth

Delivering Incremental Variable Marketing Margin 36% CAGR 2015-2020 Variable Marketing Margin ($mm) Beginning in the first quarter of 2019, we revised our definition of variable marketing margin, or VMM.  The VMM displayed above reflects our revised definition of VMM for all years presented. Refer to Key Metrics Definitions in the Appendix for a definition of VMM. 10% Q3’21 YoY Growth Variable Marketing Margin %

Non-auto verticals include our home & renters, life, heath & commercial insurance verticals. Continuing Expansion into New Verticals Revenue from Non-Auto Verticals ($mm) Traffic leverage: Target advertising opportunities leveraging expertise & technology Sales leverage: Ability to cross-sell traffic to existing customers 112% CAGR 2016-2020 Non-Auto Verticals Home & Renters Life Health Commercial 18% Q3’21 YoY Growth

NASDAQ: EVER

Appendix

Key Metrics Definitions Quote Requests Quote requests are consumer-initiated requests for an insurance quote that result from a website form, telephones calls with a consumer, or other interactions we have with consumers through third-party websites that result in a revenue generating transaction. As we attract more consumers to our platform & they complete quote requests, we are able to refer them to our insurance provider customers, selling more referrals while also collecting data, which we use to improve user experience, conversion rates & consumer satisfaction. Variable Marketing Margin We define variable marketing margin, or VMM, as revenue, as reported in our consolidated statements of operations and comprehensive income (loss), less advertising costs (a component of sales and marketing expense, as reported in our statements of operations and comprehensive income (loss)). We use VMM to measure the efficiency of individual advertising and consumer acquisition sources and to make trade-off decisions to manage our return on advertising. We do not use VMM as a measure of profitability. Adjusted EBITDA We define Adjusted EBITDA as net income (loss), adjusted to exclude: stock-based compensation expense, depreciation and amortization expense, acquisition-related costs, legal settlement expense, interest income and the provision for (benefit from) income taxes. We monitor & present Adjusted EBITDA because it is a key measure used by our management & board of directors to understand & evaluate our operating performance, to establish budgets & to develop operational goals for managing our business.

Reconciliation of Adjusted EBITDA Three Months Ended 12 Months Ended September 30, 2021 June 30, 2021 March 31, 2021 December 31, 2020 September 30, 2020 December 31, 2020 September 30, 2020 December 31, 2019 December 31, 2018 Net income (loss) ($5,272) ($1,881) ($3,801) ($3,768) ($3,184) ($11,202) ($8,368) ($7,117) ($13,791) Stock-based compensation $8,348 $7,089 $7,520 $6,189 $7,200 $24,179 $21,454 $12,721 $7,121 Depreciation & amortization $1,298 $1,136 $1,174 $1,176 $731 $3,350 $2,767 $2,186 $1,341 Legal settlement - - - - - - $1,227 $1,227 - Acquisition-related costs/ earnout $819 $265 ($79) $1,778 $480 $2,258 $480 - - Interest (income) expense, net ($9) ($10) ($14) ($13) ($18) (189) ($309) ($669) ($121) Provision for income taxes ($2,510) - - - - - - - - Adjusted EBITDA $2,674 $6,599 $4,800 $5,362 $5,209 $18,396 $17,251 $8,348 ($5,450) ($ in Thousands)